UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2007

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas (Address of principal executive offices)		75240 (Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Tuesday Morning Corporation (the “Company”) held on November 7, 2007, the Company’s stockholders approved an amendment to the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan, as amended (the “2004 Plan”) which, among other things, increased the aggregate number of shares with respect to which restricted stock awards may be granted under the 2004 Plan from 400,000 to 1,000,000.

Attached hereto as Exhibit 10.1 is a complete copy of the approved Second Amendment to the 2004 Plan which is also incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Exhibit Title
10.1	Second Amendment to the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: November 8, 2007	By:	/s/ ELIZABETH SCHROEDER
Elizabeth Schroeder
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Second Amendment to the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan